SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  DECEMBER 18, 2001
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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     On December 18, 2001, NTL Incorporated issued a press release announcing the continuation of strategic discussions regarding its broadcast and Continental European operations.

     The full text of the Press Release is attached to this report as
Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.                            Page
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           Exhibits

99.1       Press release, dated December 18, 2001.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                       General Counsel


Dated: December 18, 2001

                                  EXHIBIT INDEX
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Exhibit
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99.1    Press release, dated December 18, 2001

                                                                    Exhibit 99.1
NTL LOGO

Media Release


              NTL ANNOUNCES CONTINUATION OF STRATEGIC DISCUSSIONS
          REGARDING ITS BROADCAST AND CONTINENTAL EUROPEAN OPERATIONS

New York (December 18, 2001) - NTL Incorporated (NYSE: NLI; Nasdaq Europe:
NTLI), the UK's leading broadband services company, announced that while it has not yet reached agreements in respect of strategic alternatives for its Broadcast and Continental European operations, discussions regarding these matters are continuing with a number of third parties.

Separately, the company also stated that, contrary to press reports, it will meet or exceed its 4th quarter and 2001 EBITDA guidance. NTL also reiterated its statements issued last week that the company faces no immediate liquidity concerns and expects to fully meet all its obligations.

The company's management team is developing a new business plan that will result in incremental positive cash flow compared with its previous guidance for 2002. The company intends to provide details of its revised plans and revised market guidance for 2002 at a conference to be held in early 2002. This date will be confirmed in the New Year.

Barclay Knapp, Chief Executive Officer of NTL said: "We had hoped to announce details of the Broadcast transaction and the strategic options we are considering in Continental Europe by the end of this year. Unfortunately, this is not the case, but our new plans allow us to continue to approach these alternatives with the goal of maximising shareholder value."

                                   -- Ends --

 More on NTL:

o NTL offers a wide range of communications services to homes and business customers throughout the UK, Ireland, Switzerland, France, Germany and Sweden. Over 20 million homes are located within the NTL's group franchise areas, covering major European cities including London, Paris, Frankfurt, Zurich, Stockholm, Geneva, Dublin, Manchester and Glasgow. NTL and its affiliates collectively serve over 8.7 million customers.


Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated, budgeted, whether expressed or implied, by such forward-looking statements. Such factors include the following: general economic and business conditions and other matters.


For further information:

In the US:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Director - Investor Relations
Tel: (001) 212 906 8440, or via e-mail at investor_relations@ntli.com
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In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0) 1256 752 662 / 07788 186 154
Malcolm Padley, Media Relations,  07788 978 199

Buchanan Communications - Richard Oldworth, Mark Edwards or Jeremy Garcia
Tel: +44 (0) 20 7466 5000

Investor Relations:
Virginia McMullan, +44 (0) 207 909 2144, or via e-mail at investorrelations@ntl.com
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